Mutual Funds
February 28, 2025
Thrivent Moderate Allocation Fund
Class S: TMAIX | Class A: THMAX
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at thriventmutualfunds.com/prospectus. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to contactus@thriventfunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated Feb. 28, 2025, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
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Thrivent Moderate Allocation Fund
Class S: TMAIX  |  Class A: THMAX

Investment Objective
Thrivent Moderate Allocation Fund (the "Fund") seeks long-term capital growth while providing reasonable stability of principal.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of a fund or funds of Thrivent Mutual Funds. More information about these and other Class A sales charge discounts is available from your financial professional and in the “Class A Sales Charges” and “Ways to Eliminate or Reduce the Initial Class A Sales Charges” sections of the Fund’s prospectus and the “Sales Charges” section under the heading “Purchase, Redemption and Pricing of Shares” of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class S	Class A
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	None	4.50%
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class S	Class A
Management Fees	0.62%	0.62%
Distribution and Shareholder Service (12b-1) Fees	None	0.25%
Other Expenses	0.12%	0.10%
Acquired Fund Fees and Expenses[1]	0.29%	0.29%
Total Annual Fund Operating Expenses	1.03%	1.26%
Less Fee Waivers and/or Expense Reimbursements[2]	0.20%	0.20%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.83%	1.06%
1
The portion of Acquired Fund Fees and Expenses that relates to the Fund's investment in private equity funds uses the most recent annualized expense information provided by each such private equity fund's management.
2
The Adviser has contractually agreed, for as long as the current fee structure is in place and through at least February 28, 2026, to waive an amount equal to any management fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash Management Trust. This contractual provision may be terminated upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. In addition, the example for the 1 Year period reflects the effect of the contractual fee waiver and/or expense reimbursement. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class S	$85	$308	$549	$1,241
Class A	$553	$813	$1,092	$1,887
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Strategies
The Fund pursues its objective by investing in a combination of other funds managed by the Adviser and directly held financial instruments. The Fund is designed for investors who seek moderate long-term capital growth with reasonable stability of principal and are comfortable with moderate levels of risk and volatility. The Fund uses a prescribed asset allocation strategy involving a two-step process that is designed to achieve its desired risk tolerance. The first step is the construction of a model for the allocation of the Fund’s assets across broad asset categories (namely, equity securities and debt securities). The second step involves the determination of sub-classes within the broad asset categories and target weightings (i.e., what the Adviser determines is the strategic allocation) for these sub-classes. Sub-classes for equity securities may be based on market capitalization, investment style (such as growth or value), economic sector, or security type (such as private equity). Sub-classes for debt securities may be based on maturity, duration, security type or credit rating (high-yield—commonly known as “junk bonds”—or investment-grade).
The use of target weightings for various sub-classes within broad asset categories is intended as a multi-style approach to reduce the risk of investing in securities having common characteristics. The Fund may buy and sell futures contracts to either hedge its exposure or obtain exposure to certain investments.

The Fund may invest in foreign securities, including those of issuers in emerging markets. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets.
Under normal circumstances, the Fund invests in the following broad asset classes within the ranges given:
Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	65%	45-85%
Debt Securities	35%	15-55%
The Fund’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performance among asset categories. The Adviser will rebalance the Fund at least annually so that its holdings are within the ranges for the broad asset categories.
The Fund pursues its investment strategy by investing in other mutual funds managed by the Adviser or an affiliate and direct investments in securities. The names of the funds managed by the Adviser which are currently available for investment by the Fund are shown in the list below. The list is provided for information purposes only. The Adviser may change the availability of the funds managed by the Adviser for investment by the Fund without shareholder approval or advance notice to shareholders.
Equity Securities
Small Cap
Thrivent Small Cap Stock Fund
Thrivent Core Small Cap Value Fund
Mid Cap
Thrivent Mid Cap Stock Fund
Thrivent Core Mid Cap Value Fund
Large Cap
Thrivent Global Stock Fund
Thrivent Large Cap Growth Fund
Thrivent Large Cap Value Fund
Other
Thrivent International Equity Fund
Thrivent Core International Equity Fund
Thrivent Core Low Volatility Equity Fund

Debt Securities
High Yield Bonds
Thrivent High Yield Fund
Intermediate/Long-Term Bonds
Thrivent Income Fund
Short-Term/Intermediate Bonds
Thrivent Short-Term Bond Fund
Other
Thrivent Core Emerging Markets Debt Fund

Short-Term Debt Securities
Money Market
Thrivent Cash Management Trust
Other
Thrivent Core Short-Term Reserve Fund
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Fund is not a deposit or other obligation of Thrivent Trust Company or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency.The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Allocation Risk. The Fund’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities. The Fund may invest in private equity funds, which are less liquid and more difficult to value than publicly traded equity securities.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve, could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Fund may be subject to a greater risk of rising interest rates.
Conflicts of Interest Risk. An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser, including other Funds. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Derivatives Risk. The use of derivatives (such as futures) involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. The Fund utilizes equity futures in order to increase or decrease its exposure to various asset classes at a lower cost than trading stocks directly. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and the Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Certain derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations due to its financial condition, market events, or other reasons.
Emerging Markets Risk. The risks and volatility of investing in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. The Fund may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Foreign Currency Risk. The value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk. Foreign securities generally carry more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
High-Yield Risk. High-yield securities – commonly known as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High-yield securities generally have a less liquid resale market.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Other Funds Risk. Because the Fund invests in other funds, the performance of the Fund is dependent, in part, upon the performance of other funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that are borne by the Fund.
Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may not perform as expected or may underperform in periods of market volatility.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Performance
The following bar chart and table beneath it provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year for Class A shares and includes the effects of Fund expenses, but not sales charges. If sales charges were included, returns would be lower than those shown. The table shows how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index that represents the overall global equity market in which the Fund invests. The table includes the effects of Fund expenses and maximum sales charges and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts. After-tax returns are only shown for Class A shares, and after-tax returns for Class S shares will vary.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at thriventfunds.com or by calling 800-847-4836.
The Fund compares its performance to the MSCI All Country World Index – USD Net Returns, an appropriate broad-based securities market index, to comply with new regulations that require the Fund’s broad-based securities market index to reflect the overall market in which the Fund may invest. The Fund also compares its performance to the Bloomberg U.S. Aggregate Bond Index. The Fund no longer compares its returns to the S&P 500® Index and MSCI All Country World Index ex-USA – USD Net Returns because the current indices better reflect the Fund’s current investment universe. The index descriptions appear in the "Index Descriptions" section of the prospectus.
Year-by-Year Total Return
Class A Shares

Best Quarter:	Q2 2020	+13.00%
Worst Quarter:	Q2 2022	(12.79)%

Average Annual Total Returns
(Periods Ending December 31, 2024)
	1 Year	5 Years	10 Years
Class A (before taxes)	7.59%	5.70%	6.00%
Class A (after taxes on distributions)	5.37%	4.35%	4.67%
Class A (after taxes on distributions and redemptions)	5.27%	4.08%	4.36%
Class S (before taxes)	12.87%	6.92%	6.76%
MSCI All Country World Index - USD Net Returns (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
MSCI All Country World Index ex-USA - USD Net Returns (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	4.80%
Management
Investment Adviser
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
Name and Title	Portfolio Manager of the Fund Since
Stephen D. Lowe, CFA Vice President, Chief Investment Strategist	April 2016
David S. Royal Executive Vice President, Chief Financial Officer and Chief Investment Officer	April 2018
David R. Spangler, CFA Senior Portfolio Manager	February 2019
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through certain broker-dealers. You also may purchase Class S shares of the Fund directly from the Fund online at thrivent.com.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. For IRA or tax-deferred accounts, the minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or, for Class S shares, through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (thrivent.com), the mobile app, by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

A better way to deliver documents. In response to concerns regarding multiple mailings, we send one copy of a prospectus and each annual and semiannual report for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs.
•  If you purchased shares through Thrivent:
If you wish to discontinue householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to send separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this Summary Prospectus for Thrivent Mutual Funds, call us at 800-847-4836 or visit thriventmutualfunds.com/prospectus.
•  If you purchased shares from a firm other than Thrivent:
If you wish to discontinue householding in the future or to receive an additional copy of this Summary Prospectus for Thrivent Mutual Funds, contact your financial professional. This Summary Prospectus is also available by visiting thriventmutualfunds.com/prospectus.
Contact Thrivent Mutual Funds
Phone:800-847-4836	Fax:866-278-8363	Web: thriventfunds.com	Email: contactus@thriventfunds.com

Applications, Redemptions, Exchanges & Other Requests: Thrivent Mutual Funds P.O. Box 219348 Kansas City, Missouri 64121-9348	Additional Investments: Thrivent Mutual Funds P.O. Box 219334 Kansas City, Missouri 64121-9334	Express Mail: Thrivent Mutual Funds 801 Pennsylvania Avenue Suite 219348 Kansas City, Missouri 64105
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer, member FINRA and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
TH018
32001C R2-25